                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1365

                              SCUDDER GROWTH TRUST
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       3/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth Fund

Semiannual Report to Shareholders

March 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary March 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns for Class B, C and I during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/04
Scudder Growth Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	9.27%	25.57%	-4.88%	-7.14%	4.01%
Class B	8.73%	24.52%	-5.71%	-8.03%	2.97%
Class C	8.85%	24.53%	-5.65%	-7.92%	3.12%
Russell 1000 Growth Index+	11.28%	32.18%	-1.74%	-6.13%	9.79%
S&P 500 Index++	14.08%	35.12%	.63%	-1.20%	11.68%

Scudder Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Class I	9.52%	26.03%	-4.49%	-6.78%	3.49%
Russell 1000 Growth Index+	11.28%	32.18%	-1.74%	-6.13%	8.06%
S&P 500 Index++	14.08%	35.12%	.63%	-1.20%	10.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 3/31/04	$ 8.84	$ 7.72	$ 7.87	$ 9.20
9/30/03	$ 8.09	$ 7.10	$ 7.23	$ 8.40

Class A Lipper Rankings - Large-Cap Growth Funds Category as of 3/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	464	of	607	77
3-Year	317	of	494	65
5-Year	234	of	329	71
10-Year	94	of	97	96

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Growth Fund - Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/04
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,835	$8,113	$6,506	$13,961
	Average annual total return	18.35%	-6.73%	-8.24%	3.39%
Class B	Growth of $10,000	$12,152	$8,215	$6,528	$13,400
	Average annual total return	21.52%	-6.35%	-8.18%	2.97%
Class C	Growth of $10,000	$12,453	$8,399	$6,619	$13,603
	Average annual total return	24.53%	-5.65%	-7.92%	3.12%
Russell 1000 Growth Index+	Growth of $10,000	$13,218	$9,487	$7,289	$25,441
	Average annual total return	32.18%	-1.74%	-6.13%	9.79%
S&P 500 Index++	Growth of $10,000	$13,512	$10,191	$9,414	$30,191
	Average annual total return	35.12%	.63%	-1.20%	11.68%

Scudder Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$12,603	$8,712	$7,039	$13,497
	Average annual total return	26.03%	-4.49%	-6.78%	3.49%
Russell 1000 Growth Index+	Growth of $10,000	$13,218	$9,487	$7,289	$19,701
	Average annual total return	32.18%	-1.74%	-6.13%	8.06%
S&P 500 Index++	Growth of $10,000	$13,512	$10,191	$9,414	$23,848
	Average annual total return	35.12%	.63%	-1.20%	10.44%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on July 3, 1995. Index returns begin June 30, 1995.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Portfolio Managers Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner discuss Scudder Growth Fund's performance, the team's strategy and the market environment during the six-month period ended March 31, 2004.

Q: How did the US stock market perform over the past six months?

A: The equity market had quite a bit of information to process over the six-month period, both encouraging and troublesome.

Looking at the bright side, we saw continued economic growth, strong corporate earnings, a resilient consumer and continued low interest rates. On the negative side, we witnessed anemic employment growth, stubbornly high commodity prices and a number of unwelcome geopolitical events. The insurrection in Haiti, the terrorist bombing in Madrid, an escalation of fighting between Israelis and Palestinians and the continued conflict in Iraq heightened anxiety worldwide.

Fortunately for the equity market, the net result was that the positive outweighed the negative. The market broadened considerably over the last six months, expanding beyond cyclical sectors, such as technology and consumer.1 In fact, the best-performing sectors over the time period were energy, materials, telecom and financials.

1 Cyclical describes an industry which is sensitive to business cycles and whose performance is tied to the overall economy, especially interest rates. Many cyclical industries produce durable, commodity-like goods such as raw materials, cars, chemicals, construction, paper, steel and heavy equipment. Given the durable nature of the goods, such purchases often get postponed in poor economic conditions, but sell especially well in good economic conditions.

The 14.08% return of US large-company stocks (as measured by the S&P 500 index) trailed the 21.69% return of their more potent small-company counterparts

(as measured by the Russell 2000 Index).2,3 In addition, US value stocks (companies thought to be underpriced) solidly outperformed growth (companies thought to have strong earnings or revenue potential). The 17.65% return of the Russell 1000 Value Index outdistanced the 11.28% return of the Russell 1000 Growth Index.4,5 Within the growth category, lesser-quality names - companies perceived to have problems that could inhibit their long-term earnings potential - thrived in a speculative environment. Although low quality outperformed high quality for the overall period, high quality has begun to outperform more recently. We're starting to see an inflection point where investors are reassessing their risk tolerance and looking at a broader range of higher-quality companies that are capable of sustaining growth as market leaders going forward.

2 "Standard & Poor's," "S&P," "S&P 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
5 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How did the fund perform during its most recent semiannual period?

A: For the semiannual period, Scudder Growth Fund posted a strong positive return of 9.27%. (Fund return is for Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) However, the fund fell short of its benchmark, as the Russell 1000 Growth Index was at 11.28%. The fund also trailed the 10.79% average return of the 626 funds in the Lipper Large-Cap Growth Funds category.6 (Please see pages 3 through 5 for performance of other share classes and more complete performance information.)

6 Source: Lipper Inc. The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the category.

While sector allocation was essentially neutral over the time period, disappointing stock selection led the fund to underperform relative to its benchmark over the last six months.

Q: Specifically, what helped and hurt the fund's performance?

A: Our sector-allocation decision to stay overweight in energy was the largest positive contributor to performance. Oil-field-services providers Schlumberger Ltd. and Nabors Industries Ltd. as well as Devon Energy Corp., an exploration company, exemplify the strength of the sector, as all of these holdings were up significantly with respect to the time frame. We remain positive on energy, as the high global demand and limited supply imbalance show no sign of abating.

Virtually all of the deviation from the benchmark resulted from security selection. Ironically, some of the biggest contributors and detractors came from the same sectors. In health care, for example, biotechnology holding Biogen Idec, Inc. posted strong returns after announcing that it will submit its multiple sclerosis drug, Antegren, for Food and Drug Administration approval earlier than expected based on encouraging clinical studies. But then there was medical device maker Medtronic, Inc. Its stock suffered during the period after the company lost a patent dispute with rival Johnson & Johnson. Medtronic's stock has since come back thanks to medical trials showing the benefits of implantable defibrillators for patients suffering from heart failure.

As another example, in the consumer discretionary sector, gaming-machine-maker International Game Technology saw its stock soar based on strong demand for cashless slot machines and the potential for continued expansion of slot machine gaming.7 On the flip side, merchandising and inventory missteps caused retailer Kohl's Corp. to stumble.

7 Consumer discretionary products are items such as home electronics that are nonnecessities and therefore more sensitive to economic conditions.

While holdings such as Analog Devices, Inc., Symantec Corp., Cisco Systems, Inc. and Xilinx, Inc. displayed considerable strength over this time period, our overall allocation to and selection in the information technology sector weighed on performance. After leading the market higher in 2003, technology stocks sold off in the first quarter of 2004 on concerns over slowing order growth. Therefore, our overweight position detracted from performance as the sector lagged the benchmark. Two cases in point are tech bellwethers Microsoft Corp. and Intel Corp., which both saw their stocks decline over the period.

Within the consumer staples sector, the fund's overweight position in household products company Colgate-Palmolive Co., which reported slow North American sales, dragged on performance, though the company's stock was on the upswing toward the end of the period.8

8 Consumer staples are products that consumers need to buy regardless of economic conditions, such as food and beverages.

Q: Will you tell us about some additions to and deletions from the portfolio during the period?

A: Recent portfolio additions that reconcile well with our key selection criteria of quality, growth and innovation include AFLAC, Inc., American Express Co., Boston Scientific Corp., C.R. Bard, Inc., Dell, Inc., Goldman Sachs Group, Inc., Intuit, Inc. and Symantec Corp.

Among the holdings we eliminated during this time period were Federal Home Loan Mortgage, Medco Health Solutions, Noble Corp. and State Street.

Q: Any final thoughts?

A: In general, the equity market has broadened, and the fund's more-diversified approach has begun to reap rewards. We continue to look for growth opportunities in a variety of sectors and industries and feel that we are well-positioned for a broadening market that gravitates toward higher-quality, more-consistent earners, such as the companies held in Scudder Growth Fund.

While we of course can't suggest that the market will continue its gains, we urge investors to keep their long-term investment goals in mind at all times. Moving into and out of the market to seek short-term gains or miss short-term volatility seldom profits investors over the long term. We urge investors to maintain a diversified portfolio and to remain focused on long-term objectives regardless of what the market happens to be doing in the short term. We hope you'll keep Scudder Growth Fund as an important mainstay of your well-diversified portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2004

Sector Diversification (Excludes Cash Equivalents)	3/31/04	9/30/03

Information Technology	29%	29%
Health Care	22%	21%
Consumer Discretionary	15%	14%
Consumer Staples	12%	12%
Financials	9%	8%
Industrials	8%	9%
Energy	4%	6%
Materials	1%	1%
	100%	100%

Ten Largest Equity Holdings at March 31, 2004 (32.2% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.3%
2. Microsoft Corp. Developer of computer software	3.8%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.6%
4. Cisco Systems, Inc. Developer of computer network products	3.6%
5. General Electric Co. Industrial conglomerate	3.5%
6. Johnson & Johnson Provider of health care products	3.4%
7. Wal-Mart Stores, Inc. Operator of discount stores	3.3%
8. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.3%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.2%
10. International Game Technology Designer and manufacturer of computerized casino gaming systems	2.2%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of March 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 14.8%
Automobiles 1.5%
Harley-Davidson, Inc.	271,500	14,481,810
Hotels Restaurants & Leisure 2.8%
Brinker International, Inc.*	153,300	5,814,669
International Game Technology	477,700	21,477,392
		27,292,061
Internet & Catalog Retail 0.7%
eBay, Inc.*	100,600	6,974,598
Media 4.6%
Clear Channel Communications, Inc.	118,800	5,031,180
Comcast Corp. "A"*	241,600	6,735,808
McGraw-Hill, Inc.	61,500	4,682,610
New York Times Co. "A"	110,200	4,870,840
Omnicom Group, Inc.	181,000	14,525,250
Viacom, Inc. "B"	248,900	9,759,369
		45,605,057
Multiline Retail 2.4%
Kohl's Corp.*	141,900	6,858,027
Target Corp.	369,300	16,633,272
		23,491,299
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.*	184,500	7,704,720
Home Depot, Inc.	138,300	5,166,888
Lowe's Companies, Inc.	144,200	8,093,946
Staples, Inc.*	249,900	6,344,961
		27,310,515
Consumer Staples 11.8%
Beverages 2.7%
Anheuser-Busch Companies, Inc.	76,700	3,911,700
PepsiCo, Inc.	413,900	22,288,515
		26,200,215
Food & Drug Retailing 4.6%
Wal-Mart Stores, Inc.	541,200	32,304,228
Walgreen Co.	392,000	12,916,400
		45,220,628
Food Products 1.1%
General Mills, Inc.	136,800	6,385,824
Hershey Foods Corp.	57,100	4,730,735
		11,116,559
Household Products 3.4%
Colgate-Palmolive Co.	234,800	12,937,480
Procter & Gamble Co.	196,400	20,598,432
		33,535,912
Energy 4.2%
Energy Equipment & Services 2.8%
Baker Hughes, Inc.	269,100	9,816,768
Nabors Industries Ltd.*	206,300	9,438,225
Schlumberger Ltd.	128,800	8,223,880
		27,478,873
Oil & Gas 1.4%
Devon Energy Corp.	138,500	8,053,775
EOG Resources, Inc.	126,300	5,795,907
		13,849,682
Financials 8.6%
Capital Markets 2.5%
Goldman Sachs Group, Inc.	25,100	2,619,185
Lehman Brothers Holdings, Inc.	113,800	9,430,606
Morgan Stanley	220,600	12,640,380
		24,690,171
Consumer Finance 1.5%
American Express Co.	287,600	14,912,060
Diversified Financial Services 2.4%
Citigroup, Inc.	296,900	15,349,730
Fannie Mae	101,700	7,561,395
		22,911,125
Insurance 2.2%
AFLAC, Inc.	202,600	8,132,364
American International Group, Inc.	186,050	13,274,668
		21,407,032
Health Care 21.9%
Biotechnology 4.8%
Amgen, Inc.*	244,300	14,210,931
Biogen Idec, Inc.*	142,600	7,928,560
Genentech, Inc.*	140,100	14,825,382
Gilead Sciences, Inc.*	181,500	10,122,255
		47,087,128
Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	196,700	6,076,063
Boston Scientific Corp.*	150,700	6,386,666
C.R. Bard, Inc.	65,200	6,366,128
Medtronic, Inc.	354,500	16,927,375
Zimmer Holdings, Inc.*	198,600	14,652,708
		50,408,940
Health Care Providers & Services 1.4%
UnitedHealth Group, Inc.	217,300	14,002,812
Pharmaceuticals 10.5%
Eli Lilly & Co.	104,600	6,997,740
Johnson & Johnson	649,406	32,937,872
Merck & Co., Inc.	162,500	7,180,875
Pfizer, Inc.	1,186,295	41,579,640
Teva Pharmaceutical Industries Ltd. (ADR)	222,200	14,089,702
		102,785,829
Industrials 7.7%
Aerospace & Defense 2.2%
United Technologies Corp.	251,100	21,669,930
Air Freight & Logistics 1.0%
FedEx Corp.	136,900	10,289,404
Industrial Conglomerates 4.5%
3M Co.	122,300	10,012,701
General Electric Co.	1,106,800	33,779,536
		43,792,237
Information Technology 29.1%
Communications Equipment 4.1%
Cisco Systems, Inc.*	1,491,250	35,074,200
QUALCOMM, Inc.	76,500	5,081,130
		40,155,330
Computers & Peripherals 3.7%
Dell, Inc.*	198,200	6,663,484
EMC Corp.*	1,071,600	14,584,476
International Business Machines Corp.	164,100	15,070,944
		36,318,904
IT Consulting & Services 2.3%
Fiserv, Inc.*	281,900	10,083,563
Paychex, Inc.	346,900	12,349,640
		22,433,203
Semiconductors & Semiconductor Equipment 10.0%
Analog Devices, Inc.	368,300	17,682,083
Applied Materials, Inc.*	675,400	14,440,052
Intel Corp.	1,313,310	35,722,032
Linear Technology Corp.	300,880	11,138,577
Texas Instruments, Inc.	365,800	10,688,676
Xilinx, Inc.*	224,200	8,519,600
		98,191,020
Software 9.0%
Adobe Systems, Inc.	48,900	1,928,127
BEA Systems, Inc.*	387,100	4,939,396
Electronic Arts, Inc.*	278,000	15,000,880
Intuit, Inc.*	108,800	4,882,944
Microsoft Corp.	1,493,680	37,297,190
Oracle Corp.*	604,400	7,258,844
Symantec Corp.*	169,900	7,866,370
VERITAS Software Corp.*	315,100	8,479,341
		87,653,092
Materials 0.8%
Chemicals
Ecolab, Inc.	283,300	8,082,549
Total Common Stocks (Cost $786,875,435)		969,347,975

Other 0.5%
iShares Nasdaq Biotechnology Index Fund* (Cost $4,860,407)	61,000	4,714,690

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.10% (b) (Cost $5,841,180)	5,841,180	5,841,180
Total Investment Portfolio - 100.0% (Cost $797,577,022) (a)		979,903,845

* Non-income producing security.
(a) The cost for federal income tax purposes was $799,930,209. At March 31, 2004, net unrealized appreciation for all securities based on tax cost was $179,973,636. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $198,802,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,828,553.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $791,735,842)	$ 974,062,665
Investment in Scudder Cash Management QP Trust (cost $5,841,180)	5,841,180
Total investments in securities, at value (cost $797,577,022)	979,903,845
Dividends receivable	540,755
Interest receivable	9,977
Receivable for Fund shares sold	164,095
Other assets	30,721
Total assets	980,649,393
Liabilities
Payable for Fund shares redeemed	2,168,453
Accrued management fee	471,264
Other accrued expenses and payables	1,002,357
Total liabilities	3,642,074
Net assets, at value	$ 977,007,319
Net Assets
Net assets consist of: Accumulated net investment loss	(1,133,446)
Net unrealized appreciation (depreciation) on investments	182,326,823
Accumulated net realized gain (loss)	(592,356,278)
Paid-in capital	1,388,170,220
Net assets, at value	$ 977,007,319

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($857,395,232 / 96,939,821 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.84
Maximum offering price per share (100 / 94.25 of $8.84)	$ 9.38
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($98,663,416 / 12,780,205 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.72
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,229,249 / 2,571,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.87
Class I Net Asset Value, offering and redemption price per share ($719,422 / 78,226 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2004 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,390)	$ 4,776,346
Interest - Scudder Cash Management QP Trust	52,788
Total Income	4,829,134
Expenses: Management fee	2,810,017
Distribution service fees	1,692,727
Services to shareholders	1,395,924
Custodian fees	13,731
Auditing	22,061
Legal	7,320
Trustees' fees and expenses	22,015
Reports to shareholders	87,840
Registration fees	30,195
Other	17,745
Total expenses, before expense reductions	6,099,575
Expense reductions	(160,943)
Total expenses, after expense reductions	5,938,632
Net investment income (loss)	(1,109,498)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,569,591
Net unrealized appreciation (depreciation) during the period on investments	88,340,772
Net gain (loss) on investment transactions	89,910,363
Net increase (decrease) in net assets resulting from operations	$ 88,800,865

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2004 (Unaudited)	Year Ended September 30, 2003
Operations: Net investment income (loss)	$ (1,109,498)	$ (3,428,113)
Net realized gain (loss) on investment transactions	1,569,591	(96,657,040)
Net unrealized appreciation (depreciation) on investment transactions during the period	88,340,772	279,542,843
Net increase (decrease) in net assets resulting from operations	88,800,865	179,457,690
Fund share transactions: Proceeds from shares sold	46,073,828	91,167,999
Cost of shares redeemed	(126,966,513)	(221,983,859)
Net increase (decrease) in net assets from Fund share transactions	(80,892,685)	(130,815,860)
Increase (decrease) in net assets	7,908,180	48,641,830
Net assets at beginning of period	969,099,139	920,457,309
Net assets at end of period (including accumulated net investment loss of $1,133,446 and $23,948, respectively)	$ 977,007,319	$ 969,099,139

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 6.69	$ 9.10	$ 18.04	$ 15.79	$ 11.72
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.02)	(.03)	(.04)	(.08)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.76	1.42	(2.38)	(7.17)	4.09	4.18
Total from investment operations	.75	1.40	(2.41)	(7.21)	4.01	4.13
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 8.84	$ 8.09	$ 6.69	$ 9.10	$ 18.04	$ 15.79
Total Return (%)[c]	9.27**	20.93	(26.48)	(42.55)	25.49	35.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	857	843	779	1,255	2,445	2,054
Ratio of expenses before expense reductions (%)	1.06*	1.13	1.00	1.04[d]	1.00	1.05
Ratio of expenses after expense reductions (%)	1.06*	1.13	1.00	1.02[d]	.99	1.05
Ratio of net investment income (loss) (%)	(.10)*	(.24)	(.33)	(.28)	(.44)	(.36)
Portfolio turnover rate (%)	27*	25	44	80	49	97
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 5.91	$ 8.12	$ 16.50	$ 14.69	$ 11.03
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.07)	(.09)	(.15)	(.23)	(.21)
Net realized and unrealized gain (loss) on investment transactions	.66	1.26	(2.12)	(6.50)	3.80	3.93
Total from investment operations	.62	1.19	(2.21)	(6.65)	3.57	3.72
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 7.72	$ 7.10	$ 5.91	$ 8.12	$ 16.50	$ 14.69
Total Return (%)[c]	8.73d**	20.14	(27.22)	(43.19)	24.32	33.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	105	116	228	504	479
Ratio of expenses before expense reductions (%)	2.28*	1.99	1.90	2.06[e]	1.91	2.17
Ratio of expenses after expense reductions (%)	2.01*	1.99	1.90	2.06[e]	1.90	2.17
Ratio of net investment income (loss) (%)	(1.05)*	(1.10)	(1.23)	(1.33)	(1.35)	(1.48)
Portfolio turnover rate (%)	27*	25	44	80	49	97
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.23	$ 6.03	$ 8.27	$ 16.72	$ 14.87	$ 11.13
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.07)	(.09)	(.12)	(.23)	(.18)
Net realized and unrealized gain (loss) on investment transactions	.68	1.27	(2.15)	(6.60)	3.84	3.98
Total from investment operations	.64	1.20	(2.24)	(6.72)	3.61	3.80
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 7.87	$ 7.23	$ 6.03	$ 8.27	$ 16.72	$ 14.87
Total Return (%)[c]	8.85d**	19.90	(27.09)	(43.03)	24.30	34.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20	18	26	42	26
Ratio of expenses before expense reductions (%)	2.17*	1.97	1.86	1.87[e]	1.90	1.90
Ratio of expenses after expense reductions (%)	2.00*	1.97	1.86	1.83[e]	1.89	1.90
Ratio of net investment income (loss) (%)	(1.04)*	(1.08)	(1.19)	(1.08)	(1.34)	(1.21)
Portfolio turnover rate (%)	27*	25	44	80	49	97
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 8.40	$ 6.91	$ 9.38	$ 18.45	$ 16.07	$ 11.88
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	-[c]	.02	(.02)	-[c]
Net realized and unrealized gain (loss) on investment transactions	.79	1.47	(2.47)	(7.36)	4.16	4.25
Total from investment operations	.80	1.49	(2.47)	(7.34)	4.14	4.25
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)	(.06)
Net asset value, end of period	$ 9.20	$ 8.40	$ 6.91	$ 9.38	$ 18.45	$ 16.07
Total Return (%)	9.52d**	21.56	(26.33)	(42.25)	25.81	35.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	8	13	23	19
Ratio of expenses before expense reductions (%)	1.53*	.69	.65	.62[e]	.69	.71
Ratio of expenses after expense reductions (%)	.72*	.69	.65	.62[e]	.68	.71
Ratio of net investment income (loss) (%)	.24*	.20	.02	.12	(.13)	(.02)
Portfolio turnover rate (%)	27*	25	44	80	49	97
[a] For the six months ended March 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is a diversified series of the Scudder Growth Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $496,383,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($355,279,000) and September 30, 2011 ($141,104,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $95,580,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $136,291,553 and $213,567,092, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.56% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.92%, 1.005%, 0.99% and 0.715% for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six month period ended March 31, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at March 31, 2004
Class A	$ 1,002,012	$ -	$ 616,773
Class B	332,196	133,049	-
Class C	57,229	26,983	-
Class I	3,222	905	-
	$ 1,394,659	$ 160,937	$ 616,773

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2004
Class B	$ 396,208	$ 66,733
Class C	80,390	13,438
	$ 476,598	$ 80,171

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2004	Annualized Effective Rate
Class A	$ 1,059,005	$ 190,365.24%
Class B	130,468	24,548.25%
Class C	26,656	5,486.25%
	$ 1,216,129	$ 220,399

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended March 31, 2004 aggregated $32,730 and $94, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2004, the CDSC for Class B and C shares aggregated $133,174 and $112, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2004, SDI received $598.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2004, the custodian fee was reduced by $6 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,601,351	$ 31,422,484	8,340,194	$ 62,351,168
Class B	1,437,411	10,992,427	3,251,607	21,472,223
Class C	444,886	3,451,725	949,152	6,390,511
Class I	22,738	207,192	125,559	954,097
		$ 46,073,828		$ 91,167,999
Shares redeemed
Class A	(10,883,061)	$ (95,281,763)	(20,678,944)	$ (153,604,710)
Class B	(3,434,835)	(26,266,541)	(8,096,494)	(52,788,103)
Class C	(676,682)	(5,261,135)	(1,059,296)	(7,130,269)
Class I	(17,218)	(157,074)	(1,141,592)	(8,460,777)
		$ (126,966,513)		$ (221,983,859)
Net increase (decrease)
Class A	(7,281,710)	$ (63,859,279)	(12,338,750)	$ (91,253,542)
Class B	(1,997,424)	(15,274,114)	(4,844,887)	(31,315,880)
Class C	(231,796)	(1,809,410)	(110,144)	(739,758)
Class I	5,520	50,118	(1,016,033)	(7,506,680)
		$ (80,892,685)		$ (130,815,860)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KGRAX	KGRBX	KGRCX
CUSIP Number	81115H-104	81115H-203	81115H-302
Fund Number	003	203	303

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Growth Fund

By:                                 Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------